EXECUTION COPY


                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.

          7,200,000 SYNDECSSM (Debt Exchangeable for Common StockSM)*
                Variable Rate Exchangeable Notes Due July 1, 2006

                   (Subject to Exchange into Shares of Common
        Stock, par value $.01 per share, of Regency Centers Corporation)

                             Underwriting Agreement

                                                             New York, New York
                                                             June 18, 2003

CITIGROUP GLOBAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED As Representatives of the several Underwriters, c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

     Citigroup Global Markets Holdings Inc., a New York corporation ("Holdings"), proposes to issue and to sell to the several underwriters named in
Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 7,200,000 SynDECS (Debt Exchangeable for Common Stock) consisting of $234,432,000 aggregate principal amount of its Variable Rate Exchangeable Notes Due July 1, 2006 (the "Underwritten SynDECS"), to be issued under an indenture (the "Indenture") dated as of October 27, 1993 between Holdings and The Bank of New York, as trustee (the "Trustee"), as amended to the date hereof. In addition, the Underwriters will have an option to purchase up to 1,080,000 SynDECS (with an aggregate principal amount of up to $35,164,800) (the "Option SynDECS" and, together with the Underwritten SynDECS, the "SynDECS") to cover over-allotments, if any. At maturity (including as a result of acceleration or otherwise), the SynDECS will be mandatorily exchanged by Holdings into shares of Common Stock, par value $.01 per share (the "Regency Common Stock"), of Regency Centers Corporation, a Florida corporation (the "Company"), at the rate specified in the Holding Prospectus Supplement (as defined below), or the cash equivalent of those shares, or a combination of cash and shares. The Company is a general partner of Regency Centers, L.P., a Delaware limited partnership (the "Partnership").
------------------
* Plus an option to purchase from Holdings up to 1,080,000 additional SynDECS to cover over-allotments.

     Security Capital Group Incorporated, a Maryland corporation (the "Selling Stockholder"), through its subsidiary Security Capital Shopping Mall Business Trust (the "Trust"), has entered into a Master Terms and Conditions for Forward Transactions individually with each of Citibank, N.A., an affiliate of Holdings, and UBS AG, London Branch (each, a "Forward Counterparty"), each dated as of even date herewith (each, a "Forward Agreement"), and will enter into a Confirmation pursuant to each such Forward Agreement substantially in the form of Exhibit A to such Forward Agreement (each, a "Confirm"), pursuant to which the Trust will agree to sell, and the Forward Counterparties will agree to purchase, the number of shares (the "Regency Shares") of Regency Common Stock specified therein on the dates specified therein (the "Exchange Dates") in accordance with the terms thereof. The Forward Agreements (together with the related Confirms) may be settled in cash at the option of the Trust on the terms set forth therein. In addition, UBS AG, London Branch has entered into a Master Terms and Conditions for Forward Transactions with Citibank, N.A., dated as of even date herewith (the "UBS Agreement"), and will enter into a Confirmation pursuant to such UBS Agreement (the "UBS Confirm"), which will be settled either in cash (for the value of the shares that UBS AG, London Branch is entitled to receive from the Trust) or by delivery of such shares subject to certain conditions on the dates specified therein in accordance with the terms thereof. The Forward Agreements, the Confirms and the UBS Agreement are together referred to herein as the "Forward Arrangements". The Selling Stockholder, through the Trust, has also entered into forward purchase agreements individually (the "Concurrent Forward Agreements") with each of Merrill Lynch International, with Merrill Lynch, Pierce, Fenner & Smith Incorporated acting as agent, JPMorgan Chase Bank, with J.P. Morgan Securities Inc. acting as agent, and Wachovia Bank, National Association, with Wachovia Securities, LLC acting as agent (collectively, the "Concurrent Forward Counterparties"), dated as of even date herewith, pursuant to which the Trust has agreed to sell, and the Concurrent Forward Counterparties have agreed to purchase, the number of shares (the "Concurrent Regency Shares") of Regency Common Stock specified therein on the dates specified therein (the "Concurrent Exchange Dates") in accordance with the terms thereof. The Selling Stockholder also has entered into related stock lending arrangements with the Concurrent Forward Counterparties or affiliates thereof (the "Concurrent Stock Loan Agreement" and, together with the Concurrent Forward Agreements, the "Concurrent Forward Arrangements").

     General Electric Capital Corporation, an affiliate of the Selling Stockholder ("GECC"), has agreed to guarantee the obligations of the Selling Stockholder and the Trust under this Agreement (the "GE UA Guarantee") and the Forward Agreements (together with the GE UA Guarantee, the "GE Guarantees"), respectively.

     The Company has filed with the Commission a shelf registration statement, including a prospectus, for a total 34,273,236 shares of Regency Common Stock, pursuant to which the Trust and its transferees may offer and sell the Regency Shares.

     Any reference herein to the Holdings Registration Statement, the Holdings Prospectus, any Holdings Preliminary Prospectus Supplement, the Holdings Prospectus Supplement, the Company Registration Statement, the Company Prospectus, any Company Preliminary Prospectus Supplement or the Company Prospectus Supplement (each, as defined below) shall be deemed to refer to and include the documents incorporated by reference therein


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

pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Holdings Registration Statement or Company Registration Statement, as the case may be, or the issue date of the Holdings Prospectus, any Holdings Preliminary Prospectus Supplement, the Holdings Prospectus Supplement, the Company Prospectus, any Company Preliminary Prospectus Supplement or the Company Prospectus Supplement, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Holdings Registration Statement, the Holdings Prospectus, any Holdings Preliminary Prospectus Supplement, the Holdings Prospectus Supplement, the Company Registration Statement, the Company Prospectus, any Company Preliminary Prospectus Supplement or the Company Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Holdings Registration Statement or Company Registration Statement, as the case may be, or the issue date of the Holdings Prospectus, any Holdings Preliminary Prospectus Supplement, the Holdings Prospectus Supplement, the Company Prospectus, any Company Preliminary Prospectus Supplement or the Company Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference.

     To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 22 hereof.

     1. Representations and Warranties of Holdings. Holdings represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

          (a) A registration statement on Form S-3 (File No. 333-55650), including a related prospectus, relating to the SynDECS has been prepared by Holdings in conformity in all material respects with the requirements of the Act and the Trust Indenture Act, and the Rules and Regulations of the Commission thereunder, and has been filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the Registration Statement was so prepared and filed and any such amendment has become effective. A preliminary prospectus supplement (the "Holdings Preliminary Prospectus Supplement") and a final prospectus supplement (the "Holdings Prospectus Supplement"), including a prospectus, relating to the SynDECS has been or will be so prepared and has been or will be filed pursuant to Rule 424 under the Act. Copies of such registration statement and prospectus, any Holdings Preliminary Prospectus Supplement and the Holdings Prospectus Supplement, including in each case any amendment or supplement, and all documents incorporated by reference therein which were filed with the Commission on or prior to the date hereof have been delivered to you.

          (b) The Holdings Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Holdings Registration Statement and the Holdings Prospectus, as of the date hereof and at the Closing Date (as defined in Section 3 hereof), and any amendment or supplement thereto, conformed or will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing shall not apply to (i) statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to Holdings by or on behalf of any Underwriter through you, specifically for use in the preparation thereof or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee.

          (c) The documents incorporated by reference in the Holdings Registration Statement or the Holdings Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Exchange Act, conformed, and any documents so filed and incorporated by reference after the date hereof will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations thereunder.

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with each Underwriter as set forth below in this
Section 2.

          (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-105408) on Form S-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Regency Common Stock. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Company Prospectus as of the Effective Date. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Company Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein (excluding Exchange Act filings incorporated therein by reference).

          (b) On the Effective Date, the Company Registration Statement (and any amendment or supplement thereto) did or will, and when the Company Prospectus is first


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

     filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Company Prospectus (and any amendments or supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Company Registration Statement (and any amendment or supplement thereto) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Company Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Company Prospectus (together with any amendment or supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties in this paragraph (b) as to the information contained in or omitted from the Company Registration Statement or the Company Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Selling Stockholder Information (as defined herein) or other information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Company Registration Statement or the Company Prospectus (or any amendment or supplement thereto); and no order preventing or suspending the use of the Company Registration Statement has been issued by the Commission;

          (c) The documents incorporated by reference in the Company Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Company Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Selling Stockholder Information or other information furnished in writing to the Company by an Underwriter through the Representatives expressly for use in the Company Prospectus as amended or supplemented;

          (d) Neither the Company nor any of its subsidiaries, including the Partnership, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Company Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus, as amended or supplemented; and, since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, there has not been any change in the capital stock or partnership interests of the Company or any of its subsidiaries (including the Partnership) (other than issuances of capital stock or partnership interests in connection with employee benefit plans, dividend reinvestment plans, the exercise of options, the exchange of Partnership units and the payment of earn-outs pursuant to contractual commitments) or in the partners' capital of the Partnership or any of its subsidiaries, any change in mortgage loans payable or long-term debt of the Company or any of its subsidiaries (including the Partnership) in excess of $20,000,000 or in the mortgage loans payable or long-term debt of the Partnership or any of its subsidiaries or any material adverse change in excess of $20,000,000, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity, partners' capital or results of operations of the Company and its subsidiaries (including the Partnership), otherwise than as set forth or contemplated in the Company Prospectus;

          (e) The Company and its subsidiaries (including the Partnership) have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Company Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries (including the Partnership); and any real property and buildings held under lease by the Company and its subsidiaries (including the Partnership) are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (including the Partnership);

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company Prospectus, as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Partnership has been duly organized and is validly existing in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Company Prospectus, as amended or supplemented, and has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated or organized


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

     and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation or organization;

          (g) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non assessable; the capital stock of the Company conforms in all material respects to the description thereof in the Company Prospectus as amended or supplemented; and, except as set forth on Exhibit A, all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non assessable and (except as set forth on Exhibit A and directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; all of the issued partnership interests of the Partnership have been duly and validly authorized and issued and are fully paid and non assessable;

          (h) The Regency Shares have been duly and validly authorized and issued and are fully paid and non-assessable; and the Regency Shares conform to the description thereof contained in the Company Registration Statement and the Company Prospectus as amended or supplemented;

          (i) This Agreement has been duly authorized, executed and delivered by the Company;

          (j) None of the transactions contemplated by this Agreement (excluding the Forward Arrangements, any Regency Shares loaned to the Forward Counterparties in connection with the Forward Arrangements, and the GE Guarantees) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

          (k) Prior to the date hereof, neither the Company nor any of its affiliates (including the Partnership) has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Regency Common Stock or the SynDECS;

          (l) The execution and delivery by the Company of this Agreement, its compliance with all of the provisions hereof and the consummation of the transactions by the Company contemplated herein and, to its knowledge, the consummation of the transactions by the parties other than the Company contemplated herein (including the Forward Arrangements) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries (including the Partnership) is a party or by which the Company or any of its subsidiaries (including the Partnership) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including the Partnership) is subject; (ii) the provisions of the Articles of Incorporation (other than Sections 5.2(a), (b), (c) and (f)


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

     of the Articles of Incorporation to the extent addressed by paragraphs (u) and (v) below) or By-laws of the Company, the Certificate of Limited Partnership or partnership agreement of the Partnership or (iii) any statute or any order, rule or regulation of any court or governmental agency or body known to have jurisdiction over the Company or any of its subsidiaries (including the Partnership) or any of their properties other than, in the case of clauses (i) and (iii), such breaches or violations which, if determined adversely to the Company, would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole or on the consummation of the transactions contemplated herein; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except (1) such as have been, or will have been prior to the Closing Date, obtained under the Act, (2) such as may be required to be obtained by the Company, Holdings or the Underwriters under the rules of the National Association of Securities Dealers, Inc. or the New York Stock Exchange, and (3) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and sale of the SynDECS by the Underwriters or the delivery of the Regency Shares pursuant to the terms of the Forward Arrangements and the SynDECS;

          (m) Neither the Company nor any of its subsidiaries (including the Partnership) is in violation of its Articles of Incorporation, By-laws, Certificate of Limited Partnership or partnership agreement or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (n) The statements set forth in the Company Registration Statement and the Company Prospectus as amended or supplemented under the captions "Description of the Capital Stock", "Federal Income Tax Considerations" and "Plan of Distribution" (other than the Selling Stockholder Information) and the statements set forth in the Company Prospectus Supplement under the caption "Underwriting" (other than the Selling Stockholder Information and other information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives) are, insofar as such statements constitute a summary of the terms of the Regency Common Stock and the laws and documents referred to therein, accurate and complete in all material respects;

          (o) Other than as set forth in the Company Prospectus, as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries (including the Partnership) is a party or of which any property of the Company or any of its subsidiaries (including the Partnership) is the subject which, if determined adversely to the Company or any of its subsidiaries (including the Partnership), would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders' equity, partners' capital or results of operations of the Company and its subsidiaries (including the


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

     Partnership); and, to the best of the Company's knowledge and the Partnership's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (p) The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code, for each of the fiscal years from its inception through the most recently completed fiscal year and the Company's present and contemplated organization, ownership, method of operation, assets and income, taking into account the SynDECS, the Forward Arrangements, the Regency Shares loaned to the Forward Counterparties in connection with the Forward Arrangements and the Concurrent Forward Arrangements, are such that the Company is in a position under present law to so qualify for the current fiscal year and in the future;

          (q) Neither the Company nor the Partnership has knowledge of (a) the presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it in violation of law or in excess of regulatory action levels or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or the Partnership; and in connection with the construction on or operation and use of the properties owned by the Company and the Partnership, neither has any knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, agency requirements, ordinances and administrative and judicial orders;

          (r) Neither the Company nor the Partnership is, and after giving effect to the issuance of the SynDECS and the delivery of the Regency Shares pursuant to the terms of the Forward Arrangements and the SynDECS, will be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

          (s) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries and the Partnership and its subsidiaries, are independent public accountants as required by the Act and the Rules and Regulations thereunder.

          (t) The various actions of the Company's Board of Directors waiving the Ownership Limit (as defined by the Company's Articles of Incorporation) for the Selling Stockholder and the Forward Arrangements, as set forth in the resolutions adopted June 11, 2003 (together, the "Board Action"), were duly authorized, are legal, valid and binding on the Company and remain in full force and effect as of the date hereof;

          (u) The Forward Agreements and the Confirms (i) will not result in a violation by the Forward Counterparties and their affiliates of the 7% Ownership Limit for the number of Regency Shares that are the subject of the Forward Agreements and the Confirms (including, for this purpose, Regency Shares loaned to the Forward Counterparties in connection with the Forward Agreements and the Confirms), other than Regency Shares, if any, constituting more than 9.8% by value of the Company's outstanding capital stock (after giving effect to any Regency Common Stock repurchased by the Company pursuant to the purchase and sale agreement between the Company and the Selling Stockholder with respect to $150,000,000 of Regency Common Stock) during the applicable term of the Forward Agreements and the Confirms and, if applicable, during the term of the SynDECS and for a period of 90 days thereafter; provided that no Person (as defined in the Company's Articles of Incorporation) who is an individual as defined in section 542(a)(2) of the Code (as modified by section 856(h) of the Code) becomes the Beneficial Owner (as defined in the Company's Articles of Incorporation) of more than 9.8% by value of the Company's capital stock solely by reason of directly or indirectly acquiring ownership of capital stock of the applicable Forward Counterparty (disregarding any shares of the Company's capital stock other than those owned by the applicable Forward Counterparty and its subsidiaries); and provided, further, that the percentage limits referred to herein shall be adjusted upward appropriately in the event of any repurchases of Regency Common Stock by the Company other than repurchases pursuant to the purchase and sale agreement between the Company and the Selling Stockholder referred to herein; and (ii) will not result in a violation by the Forward Counterparties and their affiliates of the Related Tenant Limit (as defined by the Company's Articles of Incorporation) for the number of Regency Shares that are the subject of the Forward Agreements and the Confirms (including, for this purpose, Regency Shares loaned to the Forward Counterparties in connection with the Forward Agreements and the Confirms), unless and except to the extent that (1) a Forward Counterparty and its affiliates directly own or Constructively Own (as defined by the Company's Articles of Incorporation, but without regard to the Forward Agreements, the Confirms, the UBS Agreement and the UBS Confirm) Regency Shares that constitute more than 9.8% by value of the Company's outstanding capital stock (after giving effect to any Regency Common Stock repurchased by the Company pursuant to the purchase and sale agreement referred to herein) less the number of Regency Shares subject to the Forward Agreements and the Confirms entered into by such Forward Counterparty and its affiliates during the applicable term of the Forward Agreements and the Confirms and, if applicable, during the term of the SynDECS and for a period of 90 days thereafter, or (2) the Regency Shares subject to the Forward Agreements and the Confirms entered into by a Forward Counterparty and its affiliates during the applicable term of the Forward Agreements and the Confirms and, if applicable, during the term of the SynDECS and for a period of 90 days thereafter exceeds 9.8% by value of the Company's outstanding capital stock (after giving effect to any Regency Common Stock repurchased by the Company pursuant to the purchase and sale agreement referred to herein).

          (v) The UBS Agreement will not cause Holdings and its affiliates to be considered as owning shares of Regency Common Stock in excess of the Related Tenant Limit (as defined in the Company's Articles of Incorporation) for purposes of the limitations set forth in Sections 5.2(b) and 5.2(f) of the Company's Articles of Incorporation or to own the shares of Regency Common Stock covered by the UBS Agreement for purposes of the 7% Ownership Limit.

          (w) Holdings and its affiliates will not be considered as owning shares of Regency Common Stock that Holdings has delivered to holders of the SynDECS (other than Holdings and its affiliates) or to the Trustee on such holders' behalf for purposes of the 7% Ownership Limit or the Related Tenant Limit (as defined by the Company's Articles of Incorporation).

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the SynDECS shall be deemed a representation and warranty by the Company as to matters covered thereby, to each Underwriter.

     3. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

          (a) The Selling Stockholder, through the Trust, has a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to the Regency Shares to be delivered by it under the Forward Agreements and the Confirms maintained in a securities account on the books of UBS Financial Services Inc. free and clear of all liens, encumbrances, equities and claims, and upon payment for the Regency Shares as provided in the applicable Forward Agreement and Confirm, and the crediting of such Regency Shares on the books of The Depository Trust Company to the securities accounts (within the meaning of Section 8-501 of the UCC) of the various Forward Counterparties (assuming that each of the Forward Counterparties lacks notice of any "adverse claim" (within the meaning of Section 8-102 of the UCC) to the Regency Shares), (A) each of the Forward Counterparties will acquire valid "security entitlements" in respect of the Regency Shares purchased by such Forward Counterparty (within the meaning of Section 8-102 of the UCC) and (B) no action based on any "adverse claim" (within the meaning of Section 8-102 of the UCC) to the Regency Shares, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against such Forward Counterparty with respect to such security entitlements;

          (b) Each of this Agreement, the Forward Agreements and the Confirms has been duly authorized by the Selling Stockholder or the Trust, as the case may be; each of this Agreement and the Forward Agreements has been duly executed and delivered by the Selling Stockholder or the Trust, as the case may be; assuming due authorization, execution and delivery by the other parties thereto, each of the Forward Agreements constitutes and, upon execution and delivery of the Confirms by the Trust, each of the Confirms will constitute, a valid and legally binding agreement of the Trust enforceable against the Trust in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (c) Neither the Selling Stockholder nor the Trust has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Regency Common Stock or the SynDECS;

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder or the Trust of the transactions contemplated herein or in the Forward Arrangements, except (1) such as may have been obtained under the Act, (2) such as may be required to be obtained by the Company, Holdings or the Underwriters under the rules of the National Association of Securities Dealers, Inc. or the New York Stock Exchange, and (3) such as may be required under federal securities laws or state securities or Blue Sky laws in connection with the purchase and sale of the SynDECS by the Underwriters or the delivery of the Regency Shares pursuant to the terms of the Forward Arrangements and the SynDECS and such other approvals as have been obtained;

          (e) The delivery of the Regency Shares pursuant to the terms of the Forward Arrangements and the consummation of any other of the transactions herein and therein contemplated by the Selling Stockholder and the Trust, as the case may be, and the performance by the Selling Stockholder and the Trust, as the case may be, of their obligations hereunder and thereunder will not conflict with, result in a breach or violation of, or constitute a default under (i) any law applicable to the Selling Stockholder, the (ii) charter or by-laws of the Selling Stockholder or the Trust or (iii) the terms of any indenture or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries, other than, in the case of clauses
     (i) and (iii), such conflicts, breaches, violations or defaults which, if determined adversely to the Selling Stockholder, would not reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated hereby and by the Forward Arrangements;

          (f) In respect of any statements in or omissions from the Company Registration Statement or the Company Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with the Selling Stockholder Information, the Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under Section 2(b) (excluding any proviso);

          (g) The execution and delivery of the Forward Agreements do not, and the execution and delivery of the Stock Loan Agreement (as defined herein) and the performance of the Forward Agreements and the Stock Loan Agreement by the parties thereto in accordance with their respective terms will not, violate Section 7 of the Exchange Act or Regulations T, U or X of the Board of Governors of the Federal Reserve System; and

          (h) The statements constituting Selling Stockholder Information set forth in the Company Registration Statement and the Company Prospectus under the caption "Plan of Distribution" and in the Holdings Registration Statement and Holdings Prospectus under the captions "Relationship among Citigroup, Regency and the Selling Shareholder" and "Underwriting" are, insofar as the statements constitute a summary of the documents referred to therein, accurate and complete in all material respects.

     Any certificate signed by any officer of the Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the SynDECS shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to each Underwriter.

     4. Purchase and Sale.

          (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Holdings agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from Holdings, at a purchase price of $32.560 per SynDECS with a principal amount of $32.560, the amount of the Underwritten SynDECS set forth opposite such Underwriter's name in Schedule I hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Holdings hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,080,000 Option SynDECS with an aggregate principal amount of $35,164,800 at the same purchase price per SynDECS as the Underwriters shall pay for the Underwritten SynDECS. The option may be exercised only to cover over-allotments in the sale of the Underwritten SynDECS by the Underwriters. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Holdings Prospectus Supplement upon written or facsimile notice by the Representatives to Holdings setting forth the number of Option SynDECS as to which the several Underwriters are exercising the option and the settlement date. The number of Option SynDECS to be purchased by each Underwriter shall be the same percentage of the total number of Option SynDECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten SynDECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional SynDECS.

          (c) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the issuance of the SynDECS is integrally related to the Selling Stockholder's sale of the Regency Shares, the Selling Stockholder agrees to pay to the Underwriters, at the time of each delivery of SynDECS pursuant to Section 5 hereof, an amount equal to $0.9768 per DECS being delivered at such time.

     5. Delivery and Payment. Delivery of and payment for the Underwritten SynDECS and the Option SynDECS (if the option provided for in Section 4(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on June 24, 2003 or at such time on such later date not later than three Business Days after the foregoing date as the Representatives and Holdings shall determine, which date and time may be postponed by agreement among the Representatives and Holdings or as provided in Section 13 hereof (such date and time of delivery and payment for the

SynDECS herein called the "Closing Date"). Delivery of the SynDECS shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of Holdings by wire transfer payable in immediately available funds to such accounts with such financial institutions as Holdings may direct. Delivery of the SynDECS shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct.

     If the option provided for in Section 4(b) hereof is exercised after the third Business Day prior to the Closing Date, Holdings will deliver the Option SynDECS (at the expense of Holdings) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of Holdings by wire transfer payable in immediately available funds to such accounts with such financial institutions as Holdings may direct. If settlement for the Option SynDECS occurs after the Closing Date, Holdings, the Company and the Selling Stockholder will deliver to the Representatives on the settlement date for the Option SynDECS, and the obligation of the Underwriters to purchase the Option SynDECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 11 hereof.

     6. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the SynDECS for sale to the public as set forth in the Holdings Prospectus.

     7. Agreements of Holdings. Holdings agrees with the several Underwriters that:

          (a) Holdings will cause any Holdings Preliminary Prospectus Supplement and the Holdings Prospectus Supplement to be filed pursuant to Rule 424 under the Act and will notify you promptly of such filing. During the period in which a prospectus relating to the SynDECS is required to be delivered under the Act, Holdings will notify you promptly of the time when any amendment to the Holdings Registration Statement has become effective or any subsequent supplement to the Holdings Prospectus has been filed and of any request by the Commission for any amendment of or supplement to the Holdings Registration Statement or the Holdings Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Holdings Registration Statement or Holdings Prospectus, which, in your opinion, may be necessary or advisable in connection with the distribution of the SynDECS by the Underwriters; it will file no amendment or supplement to the Holdings Registration Statement or the Holdings Prospectus (other than any prospectus supplement relating to the offering of securities other than the SynDECS registered under the Holdings Registration Statement or any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to

     Holdings after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy of any such prospectus supplement or any document which upon filing is deemed to be incorporated by reference in the Holdings Registration Statement or Holdings Prospectus.

          (b) Holdings will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Holdings Registration Statement, of the suspension of the qualification of the SynDECS for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

          (c) Within the time during which a prospectus relating to the SynDECS is required to be delivered under the Act, Holdings will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the SynDECS as contemplated by the provisions hereof and the Holdings Prospectus. If during such period any event occurs as a result of which the Holdings Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Holdings Registration Statement or the Holdings Prospectus to comply with the Act, Holdings will promptly notify you and you will amend or supplement the Holdings Registration Statement or the Holdings Prospectus (at the expense of Holdings) so as to correct such statement or omission or effect such compliance.

          (d) Holdings will use its best efforts to qualify the SynDECS for sale under the securities laws of such jurisdictions as you reasonably designate, to maintain such qualifications in effect so long as required for the distribution of the SynDECS and, if requested by the Underwriters, to arrange for the determination of the legality of the SynDECS for purchase by institutional investors, except that Holdings shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          (e) Holdings will furnish to the Underwriters copies of the Holdings Registration Statement and the Holdings Prospectus (including all documents incorporated by reference therein), and all amendments and supplements to the Holdings Registration Statement or the Holdings Prospectus which are filed with the Commission during the period in which a prospectus relating to the SynDECS is required to be delivered under the Act (including all documents filed with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as you may from time to time reasonably request.

          (f) So long as any of the SynDECS are outstanding, Holdings agrees to furnish to you, upon your request (i) as soon as available, copies of all reports to Holdings' security holders generally and (ii) all reports and financial statements filed by or on behalf of Holdings with the Commission or any national securities exchange.

          (g) Holdings will make generally available to its security holders and to you as soon as practicable, but in any event not later than 15 months after the end of Holdings' current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Holdings Prospectus Supplement is filed pursuant to Rule 424 under the Act, which shall satisfy the provisions of Section 11(a) of the Act.

          (h) Holdings will use its best efforts to cause an application for the listing of the SynDECS on the New York Stock Exchange and for the registration of the SynDECS under the Exchange Act to become effective.

          (i) Holdings will not, without the consent of Citigroup Global Markets Inc., offer, sell, contract to offer or sell or otherwise dispose of any securities, including any backup undertaking for such securities, of Holdings, in each case that are substantially similar to the SynDECS or any security convertible into or exchangeable for the SynDECS or such substantially similar securities, during the period beginning the date hereof and ending the Closing Date, provided however, that Holdings and its affiliates may enter into hedging transactions relating to the SynDECS and the residual share agreement relating to the SynDECS.

     8. Agreements of the Company. The Company agrees with the several Underwriters and the Selling Stockholder that:

          (a) The Company will use its best efforts to cause the Company Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the SynDECS, the Company will not file any amendment of the Company Registration Statement (excluding filings under the Exchange Act incorporated by reference into the Company Registration Statement) or amendment or supplement to the Company Prospectus or any Rule 462(b) Company Registration Statement unless the Company has furnished you, Holdings and the Selling Stockholder a copy for review prior to filing and will not file any such proposed amendment or supplement to which you, Holdings or the Selling Stockholder reasonably objects. Subject to the foregoing sentence, if the Company Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Company Prospectus is otherwise required under Rule 424(b), the Company will cause the Company Prospectus, properly completed, and any amendment or supplement thereto to be filed in a form approved by the Representatives, Holdings and the Selling Stockholder with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives, Holdings and the Selling Stockholder of such timely filing. The Company will promptly advise the Representatives, Holdings and the Selling Stockholder (1) when the Company

     Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Company Prospectus, and any amendment or supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Company Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the SynDECS, any amendment to the Company Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Company Registration Statement, or any Rule 462(b) Company Registration Statement, or for any amendment or supplement to the Company Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Regency Common Stock for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Regency Shares is required to be delivered under the Act, any event occurs as a result of which the Company Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Company Registration Statement or amend or supplement the Company Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives, the Selling Stockholder and Holdings of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 8, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any amended or supplemented Company Prospectus to you in such quantities as you and Holdings may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives, Holdings and the Selling Stockholder and counsel for the Underwriters and Holdings, without charge, signed copies of the Company Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Company Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus relating to the Regency Common Stock by an Underwriter or dealer may be required by the Act, as many copies of each Company Preliminary Prospectus and the Company Prospectus and any amendment or supplement thereto as the Representatives may reasonably request.

          (e) The Company will, if necessary, cooperate with Holdings for purposes of the qualification of the SynDECS for sale under the laws of such jurisdictions as the Representatives may designate and maintenance of such qualifications in effect so long as required for the distribution of the SynDECS and the Regency Shares, and the Company will arrange, if necessary, for the qualification of the Regency Shares for sale under the laws of such jurisdictions as the Representatives may designate, and will maintain such qualifications in effect so long as required for the distribution of the SynDECS and the Regency Shares; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Regency Common Stock as contemplated by the Company Prospectus, in any jurisdiction where it is not now so subject.

          (f) The Company will not, and will use its good faith efforts to cause any other holder of Common Stock not to, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any subsidiary of the Company or any person in privity with the Company or any subsidiary of the Company), directly or indirectly, including under any registration statement filed with the Commission or prospectus supplement relating to an existing shelf registration statement filed with the Commission (other than pursuant to registration statements in effect on the date hereof for the benefit of selling stockholders thereunder), any other shares of Regency Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Regency Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement except, in each case, in connection with (i) the offering of the SynDECS pursuant to the terms of this Agreement, (ii) the Forward Arrangements, the delivery of the Regency Common Stock pursuant to the terms of such arrangements and the SynDECS and any related stock lending arrangements, (iii) the concurrent offering of Regency Common Stock by the Selling Stockholder and (iv) the Concurrent Forward Arrangements; provided, however, that the Company may issue or sell Regency Common Stock
     (A) pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time,
     (B) upon the conversion of securities or the exercise of warrants outstanding at the Execution Time and (C) upon the redemption of limited partnership units of any subsidiary of the Company outstanding at the Execution Time.

          (g) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and to use its reasonable best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

          (h) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the

     Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Regency Common Stock or the SynDECS.

     9. Agreements of the Selling Stockholder. The Selling Stockholder agrees with the several Underwriters and the Company that:

          (a) The Selling Stockholder will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly, any other shares of Regency Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Regency Common Stock by the Selling Stockholder or any subsidiary of the Selling Stockholder or any person in privity of contract pursuant to a contract relating to the disposition of such shares or securities or transactions which are designed to, or might reasonably be expected to, result in the disposition of such shares or securities with the Selling Stockholder or any subsidiary of the Selling Stockholder, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than shares of Regency Common Stock disposed of as bona fide gifts approved by the Representatives and except, in each case, in connection with (i) the offering of the SynDECS pursuant to the terms of this Agreement, (ii) the Forward Arrangements, the delivery of the Regency Common Stock pursuant to the terms of such arrangements and the SynDECS and any related stock lending arrangements, (iii) the concurrent offering of Regency Common Stock by the Selling Stockholder and
     (iv) the Concurrent Forward Arrangements.

          (b) The Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Regency Common Stock or the SynDECS.

          (c) The Selling Stockholder will advise the Representatives and Holdings promptly, and if requested by you or Holdings, will confirm such advice in writing, so long as delivery of a prospectus relating to the Regency Common Stock (including in connection with the offering and sale of the SynDECS) by an underwriter or dealer may be required under the Act, of
     (i) any change in information in the Company Registration Statement or the Company Prospectus relating to the Selling Stockholder or (ii) any new material information relating to the Company or relating to any matter stated in the Company Prospectus which comes to the attention of the Selling Stockholder.

     10. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten SynDECS and the Option SynDECS, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of Holdings, the Company and the Selling Stockholder contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4(b) hereof, to the accuracy of the statements of Holdings, the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by Holdings, the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Holdings Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of Holdings or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Holdings Registration Statement or the Holdings Prospectus or otherwise) shall have been complied with to the Underwriters' satisfaction.

          (b) Holdings shall have furnished to the Representatives the opinion of Richard Ketchum, General Counsel of Holdings, dated the Closing Date to the effect that:

               (i) Holdings has been duly incorporated and is an existing corporation in good standing under the laws of the State of New York, with corporate power and authority to own its properties and conduct its business as described in the Holdings Prospectus, as amended or supplemented;

               (ii) Holdings is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and the failure so to qualify would have a material adverse effect on Holdings;

               (iii) The Indenture has been duly authorized, executed and delivered by Holdings, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against Holdings in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws generally affecting creditors' rights and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iv) The SynDECS have been validly authorized and duly executed, authenticated and delivered and constitute validly issued and outstanding obligations of Holdings enforceable in accordance with their terms and entitled to the benefits of the Indenture (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws generally affecting creditors' rights and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law) and conform in all material respects to the description thereof in the Holdings Prospectus, as amended or supplemented;

               (v) The Indenture conforms in all material respects to the description thereof in the Holdings Prospectus, as amended or supplemented;

               (vi) This Agreement has been duly authorized, executed and delivered by Holdings;

               (vii) No consent, approval, authorization or order of any court or governmental agency, authority or body is required for the consummation by Holdings of the transactions contemplated herein or in the Indenture, except (1) such as have been obtained under the Act and the Trust Indenture Act, (2) such as may be required to be obtained by the Company, Holdings or the Underwriters under the rules of the National Association of Securities Dealers, Inc. or the New York Stock Exchange, and (3) such as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the SynDECS by the Underwriters in the manner contemplated in this Agreement or the distribution of the Regency Shares pursuant to the terms of the Forward Agreements and the SynDECS and such other approvals, if any (specified in such opinion), as have been obtained;

               (viii) The execution, delivery and performance of the Indenture and this Agreement, and the issuance and sale of the SynDECS in compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over Holdings or any material subsidiary of Holdings or any of their properties or any agreement or instrument known to such counsel to which Holdings or any such material subsidiary is a party or by which Holdings or any such material subsidiary is bound or to which any of the properties of Holdings or any such material subsidiary is subject, or the charter or by-laws of Holdings or of any such material subsidiary (except that such counsel need express no opinion with respect to (1) the rights to indemnity and contribution contained in this Agreement which may be limited by federal or state securities laws or the public policy underlying such laws or (ii) any state securities or blue sky laws);

               (ix) There are no contracts, agreements or understandings known to such counsel between Holdings and any person granting such person the right to require Holdings to include any securities of Holdings owned or to be owned by such person in the securities registered pursuant to the Holdings Registration Statement; and

               (x) The Holdings Registration Statement was declared effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or have been communicated by the Commission to Holdings as being contemplated by it under the Act; and the Holdings Registration Statement, as of its Effective Date, the Holdings

          Prospectus, as of the date of this Agreement and the Closing Date, and any amendment or supplement thereto, as of its date, comply as to form in all material respects with the requirements of the Act, the Exchange Act and the Trust Indenture Act and the applicable Rules and Regulations thereunder (except that such counsel need express no opinion as to the financial statements or other data of a financial or statistical nature or the Statements of Eligibility (Forms T-1) under the Trust Indenture Act of the Trustee); such counsel has no reason to believe that the Holdings Registration Statement, as of its Effective Date, or the Holdings Prospectus, as of the date of this Agreement or the Closing Date, or any such amendment or supplement, as of its date and the Closing Date, contained any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as aforesaid); the descriptions in the Holdings Registration Statement and Holdings Prospectus, each as amended or supplemented, of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Holdings Prospectus, as amended or supplemented, which are not described as required or of any contracts or documents of a character required to be described in the Holdings Registration Statement or Holdings Prospectus, each as amended or supplemented, or to be filed as exhibits to the Holdings Registration Statement, as amended or supplemented, which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other data of a financial or statistical nature contained in the Holdings Registration Statement or the Holdings Prospectus, each as amended or supplemented;

          (c) If the Company Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, such Company Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price of the SynDECS, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. New York City time on the Business Day following the day on which the public offering price of the SynDECS was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Company Prospectus, or any amendment or supplement thereto, is required pursuant to Rule 424(b), such Company Prospectus, and any such amendment or supplement, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (d) The Company shall have requested and caused Foley & Lardner, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) each of the Company and its subsidiaries, including the Partnership, has been duly incorporated and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Company Prospectus, as amended or supplemented, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification and is subject to no material liability or disability by reason of the failure to be so qualified in any jurisdiction;

               (ii) all the outstanding shares of capital stock or partnership interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth on Exhibit A or in the Company Prospectus, as amended or supplemented, all outstanding shares of capital stock or partnership interests of such subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

               (iii) the Company's authorized equity capitalization is as set forth in the Company Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Company Prospectus; the outstanding shares of Regency Common Stock, including the Regency Shares, have been duly and validly authorized and issued and are fully paid and nonassessable; the Regency Shares are duly listed, and admitted and authorized for trading on the New York Stock Exchange; other than the Selling Stockholder, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Regency Shares arising by operation of law or the Company's Articles of Incorporation or By-laws, or, to the knowledge of such counsel, under any agreement by which the Company is bound; and, except as set forth in the Company Prospectus, as amended or supplemented, to the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

               (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Company Registration Statement which is not adequately disclosed in the Company Prospectus, and there is no franchise, contract or other document relating to the Company or its subsidiaries of a character required to be described in the Company Registration Statement or Company Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Company Prospectus under the headings "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Regency Common Stock, and under the headings "Federal Income Tax Considerations" and "Plan of Distribution" (other than the Selling Stockholder Information) insofar as such statements summarize legal matters, agreements to which the Company is a party , documents or proceedings discussed therein, are accurate and fair summaries of such terms, legal matters, agreements, documents or proceedings;

               (v) the Company Registration Statement has become effective under the Act; any required filing of the Company Prospectus, and any amendments or supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Company Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Company Registration Statement and the Company Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), each as amended or supplemented, comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of statements made therein except to the extent set forth in paragraph (iv) above, such counsel has no reason to believe that on the Effective Date or the date the Company Registration Statement was last deemed amended the Company Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Company Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion);

               (vi) this Agreement has been duly authorized, executed and delivered by the Company;

               (vii) the Company is not, and after giving effect to the issuance of the SynDECS and the delivery of the Regency Shares pursuant to the terms of the Forward Arrangements and the SynDECS, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (viii) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Company in connection with the consummation by the Company of the transactions contemplated herein, except (1) such as have been obtained under the Act,

          (2) such as may be required to be obtained by the Company, Holdings or the Underwriters under the rules of the National Association of Securities Dealers, Inc. or the New York Stock Exchange, and (3) such as be required under state securities or Blue Sky laws in connection with the purchase and sale of the SynDECS by the Underwriters in the manner contemplated in this Agreement or the delivery of the Regency Shares pursuant to the terms of the Forward Arrangements and the SynDECS and such other approvals (specified in such opinion) as have been obtained;

               (ix) the execution and delivery by the Company of this Agreement, its compliance with all of the provisions hereof and the consummation by the Company of the transactions contemplated herein and, to the knowledge of such counsel, the consummation by the parties other than the Company of the transactions contemplated herein (including the Forward Arrangements) will not conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to,
          (i) the charter (other than Sections 5.2(a), (b), (c) and (f) of the Articles of Incorporation to the extent addressed by paragraphs (xiii) and (xiv) below) or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company or any of its subsidiaries (including the Partnership) is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree known to such counsel to be applicable to the Company or its subsidiaries (including the Partnership) of any court, regulatory body, administrative agency, governmental body or arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties other than, in the case of clauses (ii) and (iii), such breaches or violations which, if determined adversely to the Company, would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole or on the consummation of the transactions contemplated herein; except (1) such as have been, or will have been prior to the Closing Date, obtained under the Act, (2) such as may be required to be obtained by the Company, Holdings or the Underwriters under the rules of the National Association of Securities Dealers, Inc. or the New York Stock Exchange, and (3) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and sale of the SynDECS by the Underwriters or the delivery of the Regency Shares pursuant to the terms of the Forward Arrangements and the SynDECS;

               (x) to such counsel's knowledge, no holders of securities of the Company have rights to the registration of such securities under the Company Registration Statement;

               (xi) the Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for each taxable year since its inception through the most recently completed fiscal year, and based on assumptions set forth in the Company Prospectus and certain representations of the Company, including but not limited to those set forth in an Officer's Certificate, the Company's present and contemplated organization, ownership, method of operation, assets and income, taking into account the SynDECS, the Forward Arrangements, the Regency Shares loaned to the Forward Counterparties in connection with the Forward Arrangements and the Concurrent Forward Arrangements, are such that the Company is in a position under present law to so qualify for the current fiscal year and in the future;

               (xii) the various actions of the Company's Board of Directors waiving the Ownership Limit (as defined by the Company's Articles of Incorporation) for the Selling Stockholder and the Forward Arrangements, as set forth in the resolutions adopted June 11, 2003 (together, the "Board Action"), were duly authorized, are legal, valid and binding on the Company and remain in full force and effect as of the date hereof;

               (xiii) the Forward Agreements and the Confirms (i) will not result in a violation by the Forward Counterparties and their affiliates of the 7% Ownership Limit for the number of Regency Shares that are the subject of the Forward Agreements and the Confirms (including, for this purpose, Regency Shares loaned to the Forward Counterparties in connection with the Forward Agreements and the Confirms), other than Regency Shares, if any, constituting more than 9.8% by value of the Company's outstanding capital stock (after giving effect to any Regency Common Stock repurchased by the Company pursuant to the purchase and sale agreement between the Company and the Selling Stockholder with respect to $150,000,000 of Regency Common Stock) during the applicable term of the Forward Agreements and the Confirms and, if applicable, during the term of the SynDECS and for a period of 90 days thereafter; provided that no Person (as defined in the Company's Articles of Incorporation) who is an individual as defined in section 542(a)(2) of the Code (as modified by section 856(h) of the Code) becomes the Beneficial Owner (as defined in the Company's Articles of Incorporation) of more than 9.8% by value of the Company's capital stock solely by reason of directly or indirectly acquiring ownership of capital stock of the applicable Forward Counterparty (disregarding any shares of the Company's capital stock other than those owned by the applicable Forward Counterparty and its subsidiaries); and provided, further, that the percentage limits referred to herein shall be adjusted upward appropriately in the event of any repurchases of Regency Common Stock by the Company other than repurchases pursuant to the purchase and sale agreement between the Company and the Selling Stockholder referred to herein; and (ii) will not result in a violation by the Forward Counterparties and their affiliates of the Related Tenant Limit (as defined by the Company's Articles of Incorporation) for the number of Regency Shares that are the subject of the Forward Agreements and the Confirms (including, for this purpose, Regency Shares loaned to the Forward Counterparties in connection with the Forward Agreements and the Confirms), unless and except to the extent that (1) a Forward Counterparty and its affiliates directly own or Constructively Own (as defined by the Company's Articles of Incorporation, but without regard to the Forward Agreements, the Confirms, the UBS Agreement and the UBS Confirm) Regency Shares that constitute more than 9.8% by value of the Company's outstanding capital stock (after giving effect to any Regency Common Stock repurchased by the Company pursuant to the purchase and sale agreement referred to herein) less the number of Regency Shares subject to the Forward Agreements and the Confirms entered into by such Forward Counterparty and its affiliates during the applicable term of the Forward Agreements and the Confirms and, if applicable, during the term of the SynDECS and for a period of 90 days thereafter, or (2) the Regency Shares subject to the Forward Agreements and the Confirms entered into by a Forward Counterparty and its affiliates during the applicable term of the Forward Agreements and the Confirms and, if applicable, during the term of the SynDECS and for a period of 90 days thereafter exceeds 9.8% by value of the Company's outstanding capital stock (after giving effect to any Regency Common Stock repurchased by the Company pursuant to the purchase and sale agreement referred to herein);

               (xiv) the UBS Agreement will not cause Holdings and its affiliates to be considered as owning shares of Regency Common Stock in excess of the Related Tenant Limit (as defined in the Company's Articles of Incorporation) for purposes of the limitations set forth in Sections 5.2(b) and 5.2(f) of the Company's Articles of Incorporation or to own the shares of Regency Common Stock covered by the UBS Agreement for purposes of the 7% Ownership Limit.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Florida or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Company Prospectus in this paragraph (e) shall also include any amendments or supplements thereto at the Closing Date.

          (e) The Selling Stockholder shall have requested and caused Hogan & Hartson L.L.P., counsel for the Selling Stockholder, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) upon payment for the Regency Shares as provided in the applicable Forward Agreement and Confirm, and the crediting of such Regency Shares on the books of The Depository Trust Company to the securities accounts (within the meaning of Section 8-501 of the UCC) of the various Forward Counterparties (assuming that each of the Forward Counterparties lacks notice of any "adverse claim" (within the meaning of Section 8-102 of the UCC) to the Regency Shares), (A) each of the Forward Counterparties will acquire valid "security entitlements" in respect of the Regency Shares purchased by such Forward Counterparty (within the meaning of Section 8-102 of the UCC) and (B) no action based on any "adverse claim" (within the meaning of Section 8-102 of the UCC) to the Regency Shares, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against such Forward Counterparty with respect to such security entitlements;

               (ii) the statements (1) in the second paragraph under the caption "Relationship Among Citigroup, Regency and the Selling Shareholder" and in the fifth paragraph (excluding the last three sentences thereof) under the caption "Underwriting" in the Holdings Prospectus Supplement and (2) in the first paragraph and the second sentence of the second paragraph under the caption "Prospectus Supplement Summary--The Offering" and the first paragraph under the caption "Plan of Distribution" (excluding the third last sentence and the last sentence thereof) in the Company Prospectus Supplement, to the extent that such statements summarize the provisions of the agreements or documents identified therein, have been reviewed by us and are correct in all material respects;

               (iii) the Forward Agreements and the Stock Loan Agreement do not, and the performance of the obligations thereunder by the Trust in accordance with their respective terms will not, violate Section 7 of the Exchange Act or Regulations T, U or X of the Board of Governors of the Federal Reserve System.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholder and public officials.

          (f) The Selling Stockholder shall have requested and caused Jeffrey Klopf, General Counsel of the Selling Stockholder, to have furnished to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) each of this Agreement, the Forward Agreements and the Confirms has been duly authorized, executed and delivered by the Selling Stockholder or the Trust, as the case may be; assuming due authorization, execution and delivery by the other parties thereto, each of the Forward Agreements and the Confirms constitutes a valid and legally binding agreement of the Trust enforceable against the Trust in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (ii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder or the Trust of the transactions contemplated herein or in the Forward Arrangements, except (1) such as may have been obtained under the Act, (2) such as may be required to be obtained by the Company, Holdings or the Underwriters under the rules of the National Association of Securities Dealers, Inc. or the New York Stock Exchange, and (3) such as may be required under the state securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the SynDECS by the Underwriters in the manner contemplated in this Agreement or the delivery of the Regency Shares pursuant to the terms of the Forward Arrangements and the SynDECS and such other approvals (specified in such opinion) as have been obtained; and

               (iii) the delivery of the Regency Shares pursuant to the terms of the Forward Arrangements and the consummation of any other of the transactions herein and therein contemplated by the Selling Stockholder and the Trust, as the case may be, and the performance by the Selling Stockholder and the Trust, as the case may be, of their obligations hereunder and thereunder will not conflict with, result in a breach or violation of, or constitute a default under any law (excluding Section 7 of the Exchange Act and Regulations T, U, and X of the Board of Governors of the Federal Reserve System) or the charter or By-laws of the Selling Stockholder or the terms of any indenture or other agreement or instrument known to such counsel and to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries, other than such breaches or violation which, if determined adversely to the Selling Stockholder, would not have a material adverse effect on the consummation of the transactions contemplated hereby and by the Forward Arrangements.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Selling Stockholder and public officials.

          (g) The Selling Stockholder shall have requested and caused, David P. Russell, Senior Counsel, Treasury Operations, for GECC, to have furnished to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) the GE UA Guarantee has been duly authorized by GECC, has been or will be duly executed and delivered by GECC, and upon execution and delivery by GECC will constitute a valid and legally binding agreement of GECC enforceable against GECC in accordance with its terms;

               (ii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by GECC of the transactions contemplated in the GE UA Guarantee, except such as may have been obtained; and

               (iii) the execution and delivery of the GE UA Guarantee and the consummation of the transactions therein contemplated by GECC and the fulfillment of the terms thereof by GECC will not conflict with, result in a breach or violation of, or constitute a default under any law or the charter or By-laws of GECC or the terms of any indenture or other agreement or instrument known to such counsel and to which GECC or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to GECC or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over GECC or any of its subsidiaries.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent he deems proper, on certificates of responsible officers of the Selling Stockholder and public officials.

          (h) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the SynDECS, the Indenture, the Holdings Registration Statement, the Holdings Prospectus (together with any amendment or supplement thereto) and other related matters as the Representatives may reasonably require, and each of Holdings, the Company and the Selling Stockholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (i) The Representatives shall have received from Sullivan & Cromwell LLP a letter dated the Closing Date addressed to the Representatives to the effect that, in such counsel's opinion, the Company Registration Statement, and the Company Prospectus, as of the Effective Date of the Company Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that the Company Registration Statement, as of its Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Company Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; nothing that came to the attention of such counsel in the course of the procedures described has caused such counsel to believe that the Company Prospectus, as it may be amended or supplemented, as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel need express no opinion or belief as to the financial statements or other financial or statistical data contained in the Company Registration Statement or the Company Prospectus.

          (j) Holdings shall have furnished to you a certificate, dated the Closing Date, of the Chairman of the Board, any Vice Chairman, the President or any Vice President and of the principal financial or accounting officer, the Treasurer or the Controller of Holdings to the effect that the signers of such certificate have carefully examined the Holdings Registration Statement, the Holdings Prospectus and this Agreement and that:

               (i) the representations and warranties of Holdings in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and Holdings has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Holdings Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to their knowledge, threatened;

               (iii) the Holdings Registration Statement, including any supplements or amendments thereto, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Holdings Prospectus, including any supplements or amendments thereto, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and since the Effective Date of the Holdings Registration Statement there has not occurred any event concerning which information is required to be contained in an amended or supplemented Holdings Prospectus concerning which such information is not contained therein; and

               (iv) there have been no material adverse changes in the general affairs of Holdings and its subsidiaries taken as a whole or in the financial position as shown by information contained in the Holdings Registration Statement and the Holdings Prospectus, other than changes disclosed in or contemplated by the Holdings Registration Statement and the Holdings Prospectus.

          (k) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, or two other authorized signatories, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Company Registration Statement, the Company Prospectus, any amendments or supplements to the Company Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Company Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Company Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any amendment or supplement thereto).

          (l) The Selling Stockholder shall have furnished to the Representatives a certificate, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Selling Stockholder, or two other authorized signatories, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Company Registration Statement, the Company Prospectus, any amendment or supplement to the Company Prospectus, the Forward Agreements and this Agreement and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

          (m) The Representatives shall have received on the Closing Date letters from PricewaterhouseCoopers LLP and KPMG LLP, with respect to the Holdings Registration Statement and the Holdings Prospectus at the time of the Agreement, to the effect that:

               (i) They are independent auditors with respect to Holdings within the meaning of the Act and the applicable published rules and regulations thereunder.

               (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and incorporated by reference in the Holdings Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations.

               (iii) They have read the minutes of the meetings of the board of directors of Holdings and its subsidiaries as set forth in the minute books of all such meetings through the date as set forth therein.

               (iv) With respect to the unaudited financial statements, if any, included or incorporated by reference in the Holdings Registration Statement, they have:

                    (1) Performed the procedures specified by the American
               Institute of Certified Public Accountants for a review of interim financial statement information as described in SAS No. 100, Interim Financial Information, on the unaudited condensed consolidated financial statements for these periods, described in
               (iv).

                    (2) Inquired of certain officials of Holdings who have
               responsibility for financial statement and accounting matters whether the unaudited condensed consolidated financial statements referred to in (iv)(1) comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations.

               (v) Nothing came to their attention as a result of the foregoing procedures, however, that caused them to believe that:

                    (1) Any material modifications should be made to the
               unaudited condensed consolidated financial statements described in (iv), incorporated by reference in the Holdings Registration Statement, for them to be in conformity with generally accepted accounting principles.

                    (2) The unaudited condensed consolidated financial
               statements described in (iv) do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations.

               (vi) (1) At the date of the most recent interim period financial statement, there was any change in the capital stock, increase in long-term debt, or any decreases in the consolidated net current assets or stockholders' equity of Holdings as compared with amounts shown in the most recent quarter end unaudited condensed financial balance sheet incorporated by reference in the Holdings Registration Statement or (2) for the period from the most recent quarter end to a subsequent specified date not more than five business days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, or income before extraordinary items, except in all instances for changes, increases, or decreases that the Holdings Registration Statement discloses have occurred or may occur.

               (vii) In addition to the procedures performed above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain dollar amounts, percentages and ratios which are included in the Holdings Prospectus and which are specified by the Underwriters and have found such dollar amounts, percentages and ratios to be in agreement, except as noted in such letter, with the relevant accounting, financial and other records of Holdings and its subsidiaries identified in such letter.

          (n) The Company shall have requested and caused KPMG LLP to have furnished to the Representatives and the Selling Stockholder, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable Rules and Regulations thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 2003, and as at March 31, 2003 in accordance with Statement on Auditing Standards No. 100, and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules and, if applicable, pro forma financial statements included or incorporated by reference in the Company Registration Statement and the Company Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related Rules and Regulations;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the three-month period ended March 31, 2003, and as at March 31, 2003, incorporated by reference in the Company Registration Statement and the Company Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive, audit and investment committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2003, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included or
               incorporated by reference in the Company Registration Statement and the Company Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related Rules and Regulations with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Company Registration Statement and the Company Prospectus;

                    (2) with respect to the period subsequent to March 31, 2003, there were any changes, at a specified date not more than five days prior to the date of the letter, in the consolidated capital stock (other than issuances of capital stock in connection with dividend reinvestment plans, upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Company Prospectus) or any increase in the consolidated mortgage loans payable or long-term debt of the Company and its subsidiaries or the Partnership and its subsidiaries, or any decreases in total assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the amounts shown on the March 31, 2003 consolidated balance sheet included or incorporated by reference in the Company Registration Statement and the Company Prospectus, or for the period from April 1, 2003 to such specified date there were any decreases, as compared with the comparable period of the preceding year consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (3) the information included or incorporated by reference in the Company Registration Statement and the Company Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data),
               Item 302 (Supplementary Financial Information), and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Company Registration Statement and the Company Prospectus and in Exhibit 12 to the Company Registration Statement, including the information set forth under the captions "Selected Consolidated Financial Data" in the Company Prospectus and the information included or incorporated by reference in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated by reference in the Company Registration Statement and the Company Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q, incorporated by reference in the Company Registration Statement and the Company Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

     References to the Company Prospectus in this paragraph (n) include any amendment or supplement thereto at the date of the letter.

          (o) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Holdings Registration Statement (exclusive of any amendment thereof) and the Holdings Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (m) above or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of Holdings and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Holdings Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the SynDECS as contemplated by the Holdings Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any amendment or supplement thereto).

          (p) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Company Registration Statement (exclusive of any amendment thereof) and the Company Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (n) above or
     (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause
     (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the SynDECS as contemplated by the Company Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (q) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the debt securities of Holdings or the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating.

          (r) At the Execution Time, the Company shall have used good faith efforts to furnish to the Representatives a letter substantially in the form of Exhibit B hereto from each executive officer and director of the Company addressed to the Representatives.

          (s) The SynDECS shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

          (t) The Confirms shall have been executed and delivered by the Trust and the Forward Counterparties, substantially in the form set forth in Exhibit A to the respective Forward Agreement and with such pricing terms as may be agreed by the Selling Stockholder and Holdings in connection with the pricing of the SynDECS.

          (u) An agreement relating to stock lending arrangements (the "Stock Loan Agreement") shall have been executed and delivered by the Trust (and its agent) and Citigroup Global Markets Inc., substantially in the form of the Concurrent Stock Loan Agreement (but excluding the provisions in Section 6 of the Supplemental Securities Loan Agreement relating to the assignment of the stock loan and related matters) and with such other changes as the parties may agree.

          (v) Prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     If any of the conditions specified in this Section 10 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 10 shall be delivered to Cleary, Gottlieb, Steen & Hamilton, 1 Liberty Plaza, New York, New York 10006, attention of Raymond B. Check, Esq., on the Closing Date.

     11. Reimbursement of Expenses. The Company and the Selling Stockholder jointly and severally covenant and agree with each of the several Underwriters and each of the several Forward Counterparties that, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, (i) the Selling Stockholder will pay or cause to be paid all registration, filing and stock exchange or National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, messenger and delivery expenses, any fees and disbursements of any counsel retained by the Selling Stockholder, all underwriting discounts and commissions and transfer taxes, if any, and any premiums and other costs of policies of insurance obtained by the Selling Stockholder against liabilities arising out of the public offering of the Regency Shares, and

(ii) the Company will pay or cause to be paid the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the registration of the Regency Shares under the Act, including the expenses of any special audits or "cold comfort" letters required by or incident to such registration, and any premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the sale of the Regency Shares; provided that the Selling Stockholder shall reimburse the Company for the first $25,000 of fees and disbursements of counsel and independent public accountants for the Company included in connection with the registration of the Regency Shares; provided, however, that the Underwriters agree to pay to the Selling Stockholder up to an amount as agreed by the Underwriters and the Selling Stockholder in reimbursement of such expenses. It is understood, however, that, except as provided in this Section and Section 12 hereof, the Underwriters and the Forward Counterparties will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the SynDECS or Regency Shares by them, and any advertising expenses connected with any offers they may make.

     12. Indemnification and Contribution.

          (a) Holdings agrees to indemnify and hold harmless the Company, the Selling Stockholder, each Underwriter, the directors, officers, employees and agents of the Company, the Selling Stockholder and each Underwriter, and each person who controls the Company, the Selling Stockholder or any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Holdings Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Holdings Prospectus or the Holdings Prospectus, or in any amendment thereto or supplement thereto (each such document, a "Holdings Registration Document") or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Company Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto (each such document, a "Company Registration Document"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to this clause (ii) only, only to the extent such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished by Holdings to the Company specifically for use therein; and in each such case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that Holdings will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any

     Holdings Registration Document in reliance upon and in conformity with written information furnished to Holdings by or on behalf of the Company, the Selling Stockholder or any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which Holdings may otherwise have.

          (b) The Company agrees to indemnify and hold harmless Holdings, the Selling Stockholder, each Underwriter, the directors, officers, employees and agents of each Underwriter, the Selling Stockholder and Holdings, and each person who controls Holdings, the Selling Stockholder or any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Company Registration Document, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Holdings Registration Document, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to this clause (ii) only, only to the extent such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished by the Company to Holdings specifically for use therein; and in each such case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Company Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of Holdings, the Selling Stockholder or any Underwriter through the Representatives specifically for inclusion therein; provided, further, that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of the SynDECS or the delivery of the Regency Shares pursuant to the Forward Arrangements or any other person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of SynDECS or Regency Shares to such person if such statement or omission was corrected in such final prospectus or supplement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (c) The Selling Stockholder agrees to indemnify and hold harmless Holdings, the Company, each Underwriter, the directors, officers, employees and agents of each Underwriter, the Company and Holdings, and each person who controls Holdings, the Company or any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Company Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto (each such document, a "Company Registration Document"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Holdings Registration Document, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in each such case, only to the extent such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished by the Selling Stockholder to the Company or Holdings, as the case may be, specifically for use in the Company Registration Document or the Holdings Registration Document, respectively (the "Selling Stockholder Information"); and in each such case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have. The Company, Holdings and the Underwriters each acknowledge that the statements identified in writing to Holdings or the Company, as the case may be, constitute the only information furnished in writing by or on behalf of the Selling Stockholder for inclusion in the Holdings Registration Documents or the Company Registration Documents, respectively.

          (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless Holdings, the Company, the Selling Stockholder and each of their respective directors, each of Holdings' officers who signs the Holdings Registration Statement, each of the Company's officers who signs the Company Registration Statement, and each person who controls Holdings, the Company or the Selling Stockholder within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Holdings Registration Document or Company Registration Document, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to written information relating to such Underwriter furnished to Holdings or the Company, respectively, by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Holdings Registration Documents or the Company Registration Documents, respectively. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company, Holdings and the Selling Stockholder each acknowledge that the statements identified in writing to Holdings or the Company, as the case may be, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Holdings Registration Documents or the Company Registration Documents, respectively.

          (e) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (f) In the event that the indemnity provided in paragraph (a), (b),
     (c), (d) or (e) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, Holdings, the Company, the Selling Stockholder, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which Holdings, the Company, the Selling Stockholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by Holdings, the Company, the Selling Stockholder and the Underwriters from the offering of the SynDECS; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the SynDECS) be responsible for any amount in excess of the underwriting discount or commission applicable to the SynDECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, Holdings, the Company, the Selling Stockholder, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Holdings, the Company, the Selling Stockholder and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The benefits received by the Selling Stockholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by Holdings, and the benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Holdings Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by Holdings, the Company or the Selling Stockholder, or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Holdings, the Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter; and each person who controls Holdings, the Company or the Selling Stockholder within the meaning of either the Act or the Exchange Act, each officer of Holdings who shall have signed the Holdings Registration Statement, each officer of the Company who shall have signed the Company Registration Statement and each director of Holdings, the Company or the Selling Stockholder shall have the same rights to contribution as Holdings, the Company or the Selling Stockholder, respectively; subject in each case to the applicable terms and conditions of this paragraph (f).

          (g) The liability of the Selling Stockholder under the Selling Stockholder's representations and warranties contained in Section 3 hereof and under the indemnity and contribution agreements contained in this
     Section 12 shall be limited to an amount equal to the price of the Regency Shares multiplied by the number of Regency Shares sold by the Selling Stockholder to the Forward Counterparties pursuant to the Forward Agreements. The Company and the Selling Stockholder may agree, as among themselves and without limiting the rights of Holdings or the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

     13. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the SynDECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of SynDECS set forth opposite their names in Schedule I hereto bears to the aggregate amount of SynDECS set forth opposite the names of all the remaining Underwriters) the SynDECS which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of SynDECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of SynDECS set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the SynDECS, and if such nondefaulting Underwriters do not purchase all the SynDECS, this Agreement will terminate without liability to any nondefaulting Underwriter, Holdings, the Company or the Selling Stockholder. In the event of a default by any Underwriter as set forth in this Section 13, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Company Registration Statement, the Company Prospectus, the Holdings Registration Statement and the Holdings Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Holdings, the Company, the Selling Stockholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     14. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company at or prior to the Closing Date, if at any time at or prior to such time (i) trading in any class of Holdings' debt securities or the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the SynDECS as contemplated by the Holdings Prospectus (exclusive of any amendment or supplement thereto) or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States.

     15. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of Holdings, the Company, the Selling Stockholder or their respective officers, if applicable, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Holdings, the Company, the Selling Stockholder or any of the officers, directors or controlling persons referred to in Section 12 hereof, and will survive delivery of and payment for the SynDECS. The provisions of Sections 11 and 12 hereof shall survive the termination or cancellation of this Agreement.

     16. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Citigroup Global Markets Inc., General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, care of Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York 10013 and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080, Attention: Scott Eisen, Investment Banking (fax no.: (212) 449-9143); if sent to Holdings, will be mailed, delivered, or telefaxed and confirmed to it at the address of Holdings set forth in the Holdings Registration Statement; if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it at the address of the Company set forth in the Company Registration Statement; or if sent to the Selling Stockholder will be mailed, delivered or telefaxed to c/o GE Capital Real Estate, 292 Long Ridge Road, Stamford, Connecticut 06927, Attention: Legal Operation/Security Capital (fax no.: (203) 357-6768) and confirmed to it at Hogan & Hartson L.L.P., 555 13th Street NW, Washington, DC, 20004-1109, Attention: J. Warren Gorrell, Jr. (fax no.: (202) 637-5910).

     17. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 12 hereof, and no other person will have any right or obligation hereunder.

     18. Applicable Law. This agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     19. Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

     20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     21. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

     "7% Ownership Limit" means the Ownership Limit, as such term is defined in the Company's Articles of Incorporation.

     "Act" shall mean the Securities Act of 1933, as amended, and the Rules and Regulations of the Commission promulgated thereunder.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" shall mean the Securities and Exchange Commission.

     "Company Preliminary Prospectus" shall mean any preliminary prospectus relating to the Regency Common Stock referred to in Section 2(a) and any preliminary prospectus included in the Company Registration Statement at its Effective Date that omits Rule 430A Information.

     "Company Prospectus" shall mean the prospectus relating to the Regency Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if filing pursuant to Rule 424(b) is not required, shall mean the form of final prospectus relating to the Regency Shares included in the Company Registration Statement at the Effective Date.

     "Company Registration Statement" shall mean the registration statement referred to in paragraph 2(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Company

Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Company Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

     "Effective Date" shall mean each date and time that (i) with respect to the Holdings Registration Statement, such the Holdings Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Holdings Registration Statement become or becomes effective, and (ii) with respect to the Company Registration Statement, such Company Registration Statement any post-effective amendment or amendments thereto and any Rule 462(b) Company Registration Statement become or becomes effective.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the Rules and Regulations of the Commission promulgated thereunder.

     "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

     "Holdings Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Holdings Registration Statement at the Effective Date that omits Rule 430A Information.

     "Holdings Prospectus" shall mean the prospectus relating to the SynDECS that is first filed pursuant to Rule 424(b) after the Execution Time or, if filing pursuant to Rule 424(b) is not required, shall mean the form of final prospectus relating to the SynDECS included in the Registration Statement at the Effective Date.

     "Holdings Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Holdings Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Holdings Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

     "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the Rules and Regulations of the Commission promulgated thereunder.

     "Rule 415," "Rule 424," "Rule 430A," "Rule 462," "Rule 497(h)," "Regulation
S-K" and "Regulation S-X" refer to such Rules and Regulations under the Act.

     "Rule 430A Information" shall mean information with respect to the SynDECS, or the Regency Shares and the offering thereof permitted to be omitted from the Holdings Registration Statement or the Company Registration Statement, respectively, when it becomes effective pursuant to Rule 430A.

     "Rule 462(b) Company Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in
Section 2(a) above.

     "Rule 462(b) Holdings Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in
Section 1(a) above.

     "Rules and Regulations" shall mean the rules and regulations of the Securities and Exchange Commission.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

     "UCC" shall mean the Uniform Commercial Code as currently in effect in the State of New York.

     As used herein, the terms "Holdings Registration Statement," "Preliminary Holdings Prospectus" and "Holdings Prospectus" shall not include the Company Registration Statement, the Company Preliminary Prospectus or the Company Prospectus attached thereto.

     As used herein, the terms "Company Registration Statement", "Preliminary Company Prospectus", and "Company Prospectus" shall not include the Holdings Registration Statement, the Holdings Preliminary Prospectus or the Holdings Prospectus.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among Holdings, the Company, the Selling Stockholder and the several Underwriters.

                                          Very truly yours,

                                          CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                          By: /s/ Mark I. Kleinman
                                             -----------------------------------
                                              Name: Mark I. Kleinman
                                              Title: Executive Vice President,
                                                     Treasurer


REGENCY CENTERS CORPORATION


By: /s/ Martin E. Stein, Jr.
   -----------------------------------
    Name: Martin E. Stein, Jr.
    Title: Chairman


SECURITY CAPITAL GROUP INCORPORATED


By: /s/ Philip A. Mintz
   -----------------------------------
    Name: Philip A. Mintz
    Title: Vice President


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


CITIGROUP GLOBAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:  Citigroup Global Markets Inc.


By: /s/ Jeff Horowitz
   -----------------------------------
    Name: Jeff Horowitz
    Title: Managing Director


For themselves and the other
several Underwriters named in
Schedule I to the foregoing Agreement.

                                   SCHEDULE I



                                                      Number of Underwritten
Underwriters                                          SynDECS to be Purchased

Citigroup Global Markets Inc........................          3,600,000
Merrill Lynch, Pierce, Fenner
     & Smith Incorporated...........................          3,600,000
                                                              ---------

                  Total.............................          7,200,000
                                                              ---------

                                                                                                                    Exhibit A


                           Subsidiaries of Regency Centers Corporation and Equity Ownership Thereof

                                                        June 18, 2003

                                                                                                                      % OF
         ENTITY              JURISDICTION               OWNER(S)                             NATURE OF INTEREST     OWNERSHIP
-------------------------    --------------    ------------------------------------------    -------------------    ----------

Regency Centers, L.P.        Delaware          Regency Centers Corporation                   General Partnership        1.0%
                                               Regency Centers Texas, LLC                    Limited Partnership       96.3%
                                               Outside Investors                             Limited Partnership        2.7%

Regency Remediation, LLC     Florida           Regency Centers, L.P.                         Member                     100%

Queensboro Associates,       Georgia           Regency Centers, L.P.                         General Partnership         50%
  L.P.                                         Real Sub, LLC (Outside Investor)              Limited Partnership         50%

Northlake Village
 Shopping Center, LLC        Florida           Regency Centers, L.P.                         Member                     100%

Regency Southgate Village    Alabama           Regency Centers, L.P.                         Member                     100%
 Shopping Center, LLC

RRG Holdings, LLC            Florida           Regency Centers, L.P.                         Member                     100%

Regency Opitz, LLC           Delaware          Regency Centers, L.P.                         Member                     100%

Regency Realty Group,        Florida           Regency Centers, L.P.                         Preferred Stock            100%
  Inc.                                                                                       Common Stock                 7%
                                               RRG Holdings, LLC                             Common Stock                93%

                                                                                                                      % OF
         ENTITY              JURISDICTION               OWNER(S)                             NATURE OF INTEREST     OWNERSHIP
-------------------------    --------------    ------------------------------------------    -------------------    ----------

Regency Realty Colorado,     Florida           Regency Realty Group, Inc.                    Common Stock                80%
  Inc.                                         Snowden Leftwich                              Common Stock                20%
                                               (See Note 1)

Chestnut Powder, LLC         Georgia           Regency Realty Group, Inc.                    Member                     100%

Cherry Street Center, LLC    Delaware          Regency Realty Group, Inc.                    Member                     100%

Marietta Outparcel, Inc.     Georgia           Regency Realty Group, Inc.                    Common Stock               100%

Thompson-Nolensville, LLC    Florida           Regency Realty Group, Inc.                    Member                     100%

Dixon, LLC                   Florida           Regency Realty Group, Inc.                    Member                     100%

Rhett-Remount, Inc.          South Carolina    Regency Realty Group, Inc.                    Common Stock               100%

Edmunson Orange Corp.        Tennessee         Regency Realty Group, Inc.                    Common Stock               100%

Tulip Grove, LLC             Florida           Regency Realty Group, Inc.                    Member                     100%

Hermitage Development, LLC   Florida           Regency Realty Group, Inc.                    Member                     100%

West End Property, LLC       Florida           Regency Realty Group, Inc.                    Member                     100%

Tinwood, LLC                 Florida           Regency Realty Group, Inc.                    Member                      50%
                                               Outside Investor                              Member                      50%

Mountain Meadow, LLC         Delaware          Regency Realty Group, Inc.                    Member                     100%

Middle Tennessee
  Development, LLC           Delaware          Regency Realty Group, Inc.                    Member                     100%

                                                                                                                      % OF
         ENTITY              JURISDICTION               OWNER(S)                             NATURE OF INTEREST     OWNERSHIP
-------------------------    --------------    ------------------------------------------    -------------------    ----------

Hermitage Development II,
 LLC                         Florida           Regency Realty Group, Inc.                    Member                     100%

Bordeaux Development, LLC    Florida           Regency Realty Group, Inc.                    Member                     100%

Atlantic-Pennsylvania,
 LLC                         Florida           Regency Realty Group, Inc.                    Member                     100%

8th and 20th Chelsea, LLC    Delaware          Regency Realty Group, Inc.                    Member                     100%

Regency Somerset, LLC        Delaware          Regency Realty Group, Inc.                    Member                     100%

Slausen Central, LLC         Delaware          Regency Realty Group, Inc.                    Member                   Note 2
Jog Road, LLC                Florida           Regency Realty Group, Inc.                    Member                      50%
                                               Outside Investor                              Member                      50%

Southland Centers II, LLC    Florida           Jog Road, LLC                                 Member                     100%

Broadman, LLC                Delaware          Regency Realty Group, Inc.                    Member                     100%

GME/RRG I, LLC               Delaware          Regency Realty Group, Inc.                    Member                      50%
                                               Outside Investor                              Member                      50%

K&G/Regency II, LLC          Delaware          Regency Realty Group, Inc.                    Member                      50%
                                               GME Anaheim, LLC (Outside Investor)           Member                      50%

RRG-RMC-Tracy, LLC           Delaware          Regency Centers, L.P.                         Member                      50%
                                               RMC Tracy, LLC (Outside Investor)             Member                      50%

                                                                                                                      % OF
         ENTITY              JURISDICTION               OWNER(S)                             NATURE OF INTEREST     OWNERSHIP
-------------------------    --------------    ------------------------------------------    -------------------    ----------

Regency Ocean East
  Partnership Limited        Florida           Regency Centers, L.P.                         General Partnership         25%
                                               WLD Realty, Ltd. (Outside Investor)           Limited Partnership         75%

Regency Woodlands/           Texas             Regency Centers, L.P.                         General Partnership         50%
  Kuykendahl, Ltd.                             HEB Grocery Company, LP (Outside Investor)    Limited Partnership         50%

OTR/Regency Colorado         Ohio              Regency Centers, L.P.                         General Partnership         30%
  Realty Holdings, L.P.                        OTR (nominee for State Teachers               Limited Partnership         70%
                                               Retirement Board of Ohio)

OTR/Regency Texas Realty     Ohio              Regency Centers, L.P.                         General Partnership         30%
  Holdings, L.P.                               OTR (nominee for State Teachers               Limited Partnership         70%
                                               Retirement Board of Ohio)

R&KS Dell Range, LLC         Wyoming           Regency Centers, L.P.                         Member                     100%

T&M Shiloh Development       Texas             Regency Centers, L.P.                         General Partnership         50%
  Company                                      Topvalco                                      General Partnership         50%

T&R New Albany
  Development Company LLC    Ohio              Regency Centers, L.P.                         Member                      50%
                                                                                             Member                      50%

Luther Properties, Inc.      Tennessee         Regency Realty Group, Inc.                    Common Stock               100%

Regency Realty Group, N.E.   Florida           Regency Realty Group, Inc.                    Common Stock               100%

Vista Village, LLC           Delaware          Regency Realty Group, Inc.                    Member                      50%
                                               Civic Partners Vista Village I, LLC           Member                      50%

                                                                                                                      % OF
         ENTITY              JURISDICTION               OWNER(S)                             NATURE OF INTEREST     OWNERSHIP
-------------------------    --------------    ------------------------------------------    -------------------    ----------

Valleydale, LLC              Florida           Regency Realty Group, Inc.                    Member

East Towne Center, LLC       Delaware          Regency Realty Group, Inc.                    Member

Regency/DS Ballwin, LLC      Missouri          Regency Realty Group, Inc.                    Member                      50%
                                               DS Ballwin Partners, Inc. (Outside            Member                      50%
                                               Investor)
Regency Centers Advisors,
 LLC                         Florida           Regency Centers, L.P.                         Member                     100%

RC Georgia Holdings, LLC     Georgia           Regency Centers, L.P.                         Member                     100%

Regency Centers Georgia,     Georgia           RC Georgia Holdings LLC                       General Partnership          1%
  L.P.                                         Regency Centers, L.P.                         Limited Partnership         99%

Regency Centers Texas, LLC   Florida           Regency Centers Corporation                   Member                     100%

Columbia Regency Retail      Delaware          Regency Centers, L.P.                         Member                      20%
  Partners, LLC                                Oregon Public Employees
                                                 Retirement Fund                            Member                       80%

Columbia Regency Texas 1,    Delaware          Regency Texas 1, LLC                          General Partnership          1%
  L.P.                                         Columbia Regency Retail                       Limited Partnership
                                                 Partners, LLC                                                           99%

Regency Texas 1, LLC         Delaware          Columbia Regency Retail
                                                 Partners, LLC                              Member                      100%

Columbia Retail Addison,     Delaware          Columbia Regency Retail                       Member                     100%
  LLC                                            Partners, LLC

                                                                                                                      % OF
         ENTITY              JURISDICTION               OWNER(S)                             NATURE OF INTEREST     OWNERSHIP
-------------------------    --------------    ------------------------------------------    -------------------    ----------

Columbia Retail Addison      Delaware          Columbia Retail Addison, LLC                  General Partnership          1%
Town Center, Limited                           Columbia Regency Retail                       Limited Partnership         99%
Partnership                                    Partners, LLC

Columbia Retail Dulles,      Delaware          Columbia Regency Retail                       Member                     100%
  LLC                                            Partners, LLC

Macquarie CountryWide-       Delaware          Regency Center, L.P.                          Member                      25%
  Regency, LLC                                 Macquarie CountryWide (US)Corporation         Member                      75%

MCW-RC FL-King's, LLC
 (fka MCW-RC Florida, LLC)   Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC FL-Anastasia, LLC     Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC FL-Ocala, LLC (fka
  MCW-RC Florida 2, LLC)     Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC FL-Pebblebrooke,
 LLC                         Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC FL-Shoppes at 104,
 LLC                         Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC NC-Oakley, LLC
 (fka MCW-RC North
 Carolina, LLC               Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

                                                                                                                      % OF
         ENTITY              JURISDICTION               OWNER(S)                             NATURE OF INTEREST     OWNERSHIP
-------------------------    --------------    ------------------------------------------    -------------------    ----------

MCW-RC SC-Merchant's, LLC
  (fka MCW-RC South
  Carolina, LLC)             Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC VA-Brookville, LLC
  (fka MCW-RC Virginia,
  LLC)                       Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC Texas GP, LLC         Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC TX-Hebron, LLC        Delaware          Macquarie CountryWide-Regency, LLC            Limited Partnership      99.99%
 (fka MCW-RC Texas, L.P.)                      MCW-RC Texas GP, LLC
                                                                                             General Partnership       0.01%

MCW-RC GA-Lovejoy, LLC
 (fka MCW-RC Georgia, LLC)   Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC GA-Orchard, LLC       Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC CO-Cheyenne, LLC      Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC CA-Campus, LLC
  (fka MCW-RC California),
  LLC                        Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC CA-Garden Village,
  LLC                         Delaware          Macquarie CountryWide-Regency, LLC           Member                     100%

MCW-RC WA-James, LLC (fka
  MCW-RC Washington, LLC)    Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

                                                                                                                      % OF
         ENTITY              JURISDICTION               OWNER(S)                             NATURE OF INTEREST     OWNERSHIP
-------------------------    --------------    ------------------------------------------    -------------------    ----------

MCW-RC KY-Silverlake, LLC
  (fka MCW-RC Kentucky,
  LLC)                       Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC AL-Southgate, LLC     Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC FL-Lynn Haven, LLC    Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC GA-Killian Hill,
  LLC                        Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC OH-Milford, LLC       Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC OR-Hillsboro, LLC     Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

MCW-RC SC-Rosewood, LLC      Delaware          Macquarie CountryWide-Regency, LLC            Member                     100%

Columbia Retail
  Washington 1, LLC          Delaware          Columbia Regency Retail Partners LLC          Member                     100%

Columbia Cascade Plaza,      Delaware          Columbia Regency Retail Washington 1, LLC     Member                       1%
  LLC                                          Columbia Regency Retail Partners, LLC
                                                                                             Member                      99%

Columbia Retail Texas 2,
  LLC                        Delaware          Columbia Regency Retail Partners, LLC         Member                     100%

                                                                                                                      % OF
         ENTITY              JURISDICTION               OWNER(S)                             NATURE OF INTEREST     OWNERSHIP
-------------------------    --------------    ------------------------------------------    -------------------    ----------

Columbia Retail MacArthur
  Phase II, LP               Delaware          Columbia Retail Texas 2, LLC                  Member                       1%

                                               Columbia Regency Retail Partners, LLC         Member                      99%

Note 1: Snowden Leftwich is a Regency employee who is the licensed broker for this entity. Colorado requires that the broker must own a minimum of 20% of the equity in a licensed entity.

Note 2: Regency is negotiating with an outside investor to participate in Slausen Central, LLC. At this time the extent of the participation has not been determined.

                                   Exhibit B-2


                                                                       Exhibit B

                [Letterhead of executive officer, or director of
                                  Corporation]


                           Regency Centers Corporation
                         Public Offering of Common Stock


                                                                   June __, 2003

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
4 World Financial Center
New York, New York 10080

As Representatives of the several Underwriters,

Ladies and Gentlemen:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Security Capital Group Incorporated, a Maryland corporation (the "Selling Stockholder"), Regency Centers Corporation, a Florida corporation (the "Company"), JPMorgan Chase Bank, Merrill Lynch International, Wachovia Bank, National Association and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value (the "Common Stock"), of the Company, and the proposed Underwriting Agreement (the "SynDECS Underwriting Agreement"), among Citigroup Global Markets Holdings Inc., a New York corporation ("Holdings"), the Company, the Selling Stockholder, and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of SynDECS (Debt Exchangeable for Common Stock) consisting of the Holdings' Variable Rate Exchange Notes Due June , 2006.

     In order to induce you (the "Representatives") and the other Underwriters to enter into the Underwriting Agreement and SynDECS Underwriting Agreement, as applicable, the undersigned will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Common Stock or any securities convertible into Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the later of the dates of the Underwriting Agreement and SynDECS Underwriting Agreement, other than shares of Common Stock disposed of (i) in connection with the transactions contemplated in the Underwriting Agreement and the SynDECS Underwriting Agreement (including the related forward purchase contracts and stock loan agreements) or (ii) as bona fide gifts, so long as the donee of such gift agrees in writing to be bound by the restrictions set forth herein and notice of such gift is given to the Representatives.

     If for any reason both the Underwriting Agreement and SynDECS Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                    Yours very truly,

                                    [Signature of executive officer or director]

                                    [Name and address of executive officer or director]



                                  Exhibit B-2